                                                        SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the registrant  [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
         Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             A. O. Smith Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies: ______________________

         2) Aggregate number of securities to which transaction applies: ______________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              _____________________

         4)   Proposed maximum aggregate value of
              transaction: ____________________

         5)   Total fee paid: __________________

[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid _________________________

         2)   Form, Schedule or Registration Statement No.:_________________

         3)   Filing Party:____________________

         4)   Date Filed: _____________________

                          [AO SMITH CORPORATION LOGO]

                                P.O. BOX 245009
                            MILWAUKEE, WI 53224-9509

                           NOTICE AND PROXY STATEMENT

                 NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

     PLEASE TAKE NOTICE that the annual meeting of the stockholders of A. O. SMITH CORPORATION ("Company") will be held on Monday, April 7, 2003, at 10:30 A.M., Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, for the following purposes:

     (1) To elect four directors chosen by the holders of Class A Common Stock.

     (2) To elect two directors chosen by the holders of Common Stock.

     (3) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2003.

     (4) To transact such other business and act upon such other matters which may properly come before the meeting or any adjournments thereof.

     Only holders of record of the Class A Common Stock and the Common Stock of the Company at the close of business on February 26, 2003, will be entitled to notice of and to vote at the meeting. The list of stockholders entitled to vote at the meeting will be available at our offices at 11270 West Park Place, Milwaukee, Wisconsin, as of March 24, 2003, for examination by stockholders for purposes related to the meeting.

     YOU ARE INVITED TO ATTEND THE MEETING IN PERSON; HOWEVER, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE TAKE A FEW MINUTES TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ARE A SHAREHOLDER OF RECORD (YOUR SHARES ARE IN YOUR NAME), THEN YOU ALSO MAY VOTE YOUR SHARES VIA THE TELEPHONE BY ACCESSING THE TOLL-FREE NUMBER INDICATED ON YOUR PROXY CARD OR VIA THE INTERNET BY ACCESSING THE WORLDWIDE WEBSITE INDICATED ON YOUR PROXY CARD. IF YOU ATTEND THE MEETING, THEN YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. YOUR ATTENTION IS DIRECTED TO THE PROXY STATEMENT ENCLOSED WITHIN.

                                            W. David Romoser
                                            Secretary
March 5, 2003

                          [AO SMITH CORPORATION LOGO]
                 ----------------------------------------------

                                P.O. BOX 245009
                            MILWAUKEE, WI 53224-9509
                 ----------------------------------------------

                                PROXY STATEMENT
                              GENERAL INFORMATION

     This proxy statement is furnished to stockholders of A. O. Smith Corporation ("Company") in connection with the solicitation by its Board of Directors of proxies for use at the annual meeting of stockholders of the Company to be held on April 7, 2003, at 10:30 A.M., Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware.

     The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on February 26, 2003 (the "Record Date"). As of the Record Date, the Company had issued 8,586,792 shares of Class A Common Stock, par value $5 per share, 8,554,197 shares of which were outstanding and entitled to one vote each for Class A Common Stock directors and other matters. As of the Record Date, the Company had issued 23,962,570 shares of Common Stock, par value $1 per share, 20,485,726 shares of which were outstanding and entitled to one vote each for Common Stock directors and one-tenth (1/10th) vote each for other matters.

     The Notice of 2003 Annual Meeting of Stockholders, this proxy statement, form of proxy card and the Company's 2002 Annual Report are being mailed on or about March 5, 2003, to each stockholder of the Company at the holder's address of record.

     Under the Company's Restated Certificate of Incorporation, as long as the number of outstanding shares of Common Stock is at least 10% of the aggregate number of outstanding shares of Class A Common Stock, the holders of the Class A Common Stock and holders of the Common Stock vote as separate classes in the election of directors. The holders of the Common Stock are entitled to elect, as a class, 25% of the entire Board of Directors of the Company, and the holders of Class A Common Stock are entitled to elect the remainder of the Board. Stockholders are entitled to one vote per share in the election of directors for their class of stock.

     A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to constitute a quorum for purposes of holding the annual meeting. The voting by stockholders at the meeting is conducted by the inspectors of election. Abstentions and broker nonvotes are counted as present in determining whether the quorum requirement is met.

     Directors are elected by a plurality of the votes cast, by proxy or in person, with the holders voting as separate classes. A plurality of votes means that the nominees who receive the greatest number of votes cast are elected as directors. Consequently, any shares that are not voted, whether by abstention, broker nonvotes or otherwise, will have no effect on the election of directors.

     For all other matters considered at the meeting, both classes of stock vote together as a single class, with the Class A Common Stock entitled to one vote per share and the Common Stock entitled to one-tenth (1/10th) vote per share. Each such other matter is approved if a majority of the votes present or represented at the meeting are cast in favor of the matter. On such other matters, an abstention will have the same effect as a "no" vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker nonvote will have no effect on the vote.

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. A proxy may be revoked by the person giving it at any time before the exercise thereof by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person. All valid proxies not revoked will be voted unless marked to abstain. Where a choice is specified on a proxy, the shares represented by such proxy will be voted in accordance with the specification made. If no instruction is indicated, then the shares will be voted FOR proposals (1) through (3) set forth in the accompanying notice.

     The cost of soliciting proxies, including preparing, assembling and mailing the notice of meeting, proxy statement, form of proxy and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by the Company. In addition to solicitation by mail, directors, officers, regular employees of the Company and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. The Company may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy material to principals and beneficial owners.

     Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company's communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of the Company's 2002 Annual Report and this proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the Company's 2002 Annual Report and/or this proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Stockholders may notify the Company of their requests by calling or writing Craig Watson, Director of Investor Relations, A.
O. Smith Corporation, P.O. Box 245008, Milwaukee, Wisconsin 53224-9508; (414) 359-4009.

                               TABLE OF CONTENTS

PRINCIPAL STOCKHOLDERS......................................      4
ELECTION OF DIRECTORS.......................................      5
BOARD COMMITTEES............................................      6
DIRECTOR COMPENSATION.......................................      7
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT..............      7
EXECUTIVE COMPENSATION......................................      8
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................     11
BOARD PERSONNEL AND COMPENSATION COMMITTEE REPORT ON
  EXECUTIVE COMPENSATION....................................     11
PERFORMANCE GRAPH...........................................     13
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE
  ACT.......................................................     14
REPORT OF THE AUDIT COMMITTEE...............................     14
APPOINTMENT OF INDEPENDENT AUDITORS.........................     15
DATE FOR STOCKHOLDER PROPOSALS..............................     15

                             PRINCIPAL STOCKHOLDERS

     The following table shows persons who may be deemed to be beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of any class of the Company's stock. Unless otherwise noted, the table reflects beneficial ownership as of December 31, 2002.

                                     NAME AND ADDRESS            AMOUNT AND NATURE OF   PERCENT
TITLE OF CLASS                     OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP   OF CLASS
--------------                     -------------------           --------------------   --------
Class A                     Smith Investment Company*                 8,067,252          94.21%
Common Stock                P.O. Box 245011
                            Milwaukee, WI 53224-9511(1)

Common Stock                Smith Investment Company                  1,559,076(2)        7.61%(2)
                            P.O. Box 245011
                            Milwaukee, WI 53224-9511(1)

Common Stock                Dimensional Fund Advisors Inc.            1,117,600(3)        5.46%
                            1299 Ocean Avenue, 11th Floor
                            Santa Monica, CA 90401

Common Stock                Perkins, Wolf, McDonnell & Company        2,293,650(4)       11.20%
                            310 S. Michigan Ave., Suite 2600
                            Chicago, IL 60604

Common Stock                T. Rowe Price Associates Inc.             2,290,600(5)       11.19%
                            100 East Pratt Street
                            Baltimore, MD 21202

---------------
 * Throughout the balance of the proxy statement, Smith Investment Company is referred to as "SICO".

(1) Arthur O. Smith and Lloyd B. Smith are co-filers with SICO on the Schedule 13G that SICO has filed with the Securities and Exchange Commission.

(2) Pursuant to the Company's Restated Certificate of Incorporation, Class A Common Stock is convertible at any time at the option of the holder into Common Stock on a share-for-share basis. For purposes of computing beneficial ownership of SICO's Common Stock, assuming that all Class A Common Stock held by SICO was converted into Common Stock, SICO's beneficial ownership of the Common Stock is 9,626,328 shares, which represents 33.7% of the class of Common Stock.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment advisor or manager, Dimensional possesses sole voting power and sole dispositive power with respect to 1,117,600 shares. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, Dimensional may be deemed to be the beneficial owner of the shares held by the Funds. However, Dimensional disclaims beneficial ownership of such securities.

(4) Perkins, Wolf, McDonnell & Company has sole voting power and sole dispositive power with respect to 8,050 shares and shared voting power and shared dispositive power with respect to 2,285,600 shares.

(5) These securities are owned by various individual and institutional investors, including T. Rowe Small-Cap Stock Fund, Inc. (which owns 1,520,700 shares, representing 7.43% of the shares outstanding). T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

     Information on beneficial ownership is based upon Schedules 13D or 13G filed with the Securities and Exchange Commission and any additional information that any beneficial owners may have provided to the Company.

                             ELECTION OF DIRECTORS

     Six directors are to be elected to serve until the next succeeding annual meeting of stockholders and thereafter until their respective successors shall be duly elected and qualified. Owners of Class A Common Stock are entitled to elect four directors and owners of Common Stock are entitled to elect the two remaining directors.

     It is intended that proxies hereby solicited will be voted for the election of the nominees named below. Proxies will not be voted for a greater number of persons than the six nominees named below. All nominees have consented to being named in the proxy statement and to serve if elected. If any nominee for election as a director shall become unavailable to serve as a director, then proxies will be voted for such substitute nominee as the Board of Directors may nominate.

     The following information has been furnished to the Company by the respective nominees for director. Each nominee has been principally engaged in the employment indicated for the last five years unless otherwise stated.

NOMINEES -- CLASS A COMMON STOCK

     RONALD D. BROWN -- Chairman and Chief Executive Officer, Milacron Inc.

     Mr. Brown, 49, was elected a director of the Company in 2001. He is a member of the Personnel and Compensation Committee of the Board. Mr. Brown became chairman and chief executive officer of Milacron Inc. on June 1, 2001. He previously was president from September, 1999 through 2002; chief operating officer from September, 1999 through May 31, 2001; and has been on the Board of Directors of Milacron Inc. since November, 1999. Mr. Brown served as chief financial officer of Milacron Inc. from 1993 through 1999. He joined Milacron Inc. in 1980. Milacron is a global leader in plastic processing and metalworking technologies.

     ROBERT J. O'TOOLE -- Chairman of the Board, President and Chief Executive Officer.

     Mr. O'Toole, 62, became chairman of the board in 1992. He is a member of the Investment Policy Committee of the Board. He was elected chief executive officer in March, 1989. He was elected president, chief operating officer and a director in 1986. Mr. O'Toole joined the Company in 1963. He is a director of Briggs & Stratton Corporation, Factory Mutual Insurance Company, Marshall & Ilsley Corporation and Sensient Technologies Corporation.

     BRUCE M. SMITH -- Chairman of the Board, President and Chief Executive Officer of Smith Investment Company.

     Mr. Smith, 54, has been a director of the Company since 1995. He is a member of the Investment Policy Committee and the Personnel and Compensation Committee of the Board. He was elected chairman and chief executive officer of SICO on January 29, 1999, and was elected president of SICO in 1993. SICO is a diversified company which, through its wholly-owned subsidiaries, is involved in multicolor printing and related services and commercial warehousing, trucking and packaging. He was executive vice president of A. O. Smith Water Products Company, a division of the Company, from 1991 through June, 1993 and managing director of A. O. Smith Electric Motors (Ireland) Ltd., a subsidiary of the Company, from 1988 to 1991. Mr. Smith originally joined the Company in 1978. Mr. Smith is a director of SICO. Mr. Smith is a first cousin of Mr. Mark D. Smith.

     MARK D. SMITH -- Business Manager, Strattec Security Corporation.

     Mr. Smith, 41, was elected a director of the Company in 2001. He is a member of the Audit Committee of the Board. He has served as a product business manager for Strattec Security Corporation since 1997. Strattec Security Corporation designs, develops, manufactures and markets mechanical locks, electro-mechanical locks and related security products for major automotive manufacturers. From 1994 to 1997, Mr. Smith was an operations manager of A. O. Smith Automotive Products Company, a former division of the Company. Mr. Smith is a first cousin of Mr. Bruce M. Smith.

NOMINEES -- COMMON STOCK

     WILLIAM F. BUEHLER -- Retired Vice Chairman of the Board of Directors, Xerox Corporation.

     Mr. Buehler, 63, was elected a director of the Company in 1998. He is the chairperson of the Personnel and Compensation Committee of the Board. Mr. Buehler was vice chairman of the board of directors and president-Industry Solutions Operations of Xerox Corporation from April of 1999 through 2000. He joined Xerox Corporation in 1991 as executive vice president and chief staff officer. Xerox Corporation is a leader in the global document market, providing document solutions that enhance business productivity. Prior to joining Xerox, he spent 27 years with AT&T Corporation. Mr. Buehler is a director of Quest Diagnostics.

     KATHLEEN J. HEMPEL -- Former Vice Chairman and Chief Financial Officer, Fort Howard Corporation.

     Ms. Hempel, 52, was elected a director of the Company in 1998. She is the chairperson of the Audit Committee of the Board. Ms. Hempel was vice chairman and chief financial officer of Fort Howard Corporation from 1992 until its merger into Fort James Corporation in 1997. Ms. Hempel joined Fort Howard Corporation in 1973. Fort Howard Corporation manufactured paper and paper products. She is also a director of Oshkosh Truck Corporation, Whirlpool Corporation, Kennametal Corporation and Actuant Corporation.

                                BOARD COMMITTEES

     The Board of Directors of the Company serves as a committee of the whole for designating nominees for election as director. The Board of Directors will consider written recommendations directed to the Chairman from stockholders concerning nominees for director. The Board of Directors has three standing
Committees: the Personnel and Compensation Committee, the Investment Policy Committee and the Audit Committee.

     In 2002, the Personnel and Compensation Committee held four meetings, the Investment Policy Committee held four meetings and the Audit Committee met four times and additionally held three telephonic meetings.

     The Personnel and Compensation Committee is responsible for establishing and administering the Company's compensation and benefit plans for officers, executives and management employees, including the determination of eligibility for participation in such plans. The Committee consists of three members, each of whom is an outside director of the Company. It determines the compensation to be paid to officers and certain other selected executives. The Investment Policy Committee is responsible for investment policy and certain other matters for all Company retirement funds and other employee benefit funds. The Committee consists of three members, two of whom are outside directors of the Company. The Audit Committee selects the firm that will act as independent auditors for the Company and has the responsibility to review audit procedures and the internal controls of the Company. The Audit Committee operates under a charter which was approved by the Board of Directors. The Committee consists of three members, each of whom is an outside director of the Company. The Board of Directors, pursuant to the rules of the New York Stock Exchange, has determined that (a) all of the members of the Audit Committee have no relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation; (b) each of the Audit Committee members is financially literate, as such qualification is interpreted in the Board's business judgment; and (c) one or more members of the Audit Committee possess accounting or related financial management expertise, as such qualification is interpreted in the Board's business judgment.

                             DIRECTOR COMPENSATION

     With respect to fiscal 2002, directors received an annual retainer, paid quarterly, in the amount of $20,000 and the award of shares of Common Stock with a market value of $10,000 on the date of its award. Directors also received $1,200 for attendance at each Board meeting, plus expenses and received $500 for each telephonic Board and Committee meeting. Each Audit and Personnel and Compensation Committee member received $3,000, and the chairperson of each received $4,000 annually; Committee members also received $1,000 per meeting, plus expenses. Each Investment Policy Committee member received $3,000, and the chairperson received $4,000 annually; Committee members also received $2,000 per meeting, plus expenses. Directors who are employees of the Company are not compensated for service as directors or Committee members or for attendance at Board or Committee meetings. During 2002, a total of five regular meetings and one special meeting of the Board of Directors were held; all directors attended at least 75% of the number of Board meetings and Committee meetings, in the aggregate, on which the director served as a member.

     Certain directors have elected to defer payment of their fees and receipt of Common Stock shares under the Corporate Directors' Deferred Compensation Plan (the "Directors' Plan"). The Directors' Plan allows directors to defer all or a portion (not less than 50%) of their fees until a later date, but not later than the year in which age 71 is attained. Payments can be made in a lump sum or in not more than ten annual installments.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table shows, as of December 31, 2002, the Class A Common Stock and Common Stock of the Company and the Class A Common Stock and Common Stock options exercisable on or before March 1, 2003, beneficially owned by each director, each nominee for director, each named executive officer in the Summary Compensation Table and by all directors and executive officers as a group.

                                                                       AMOUNT AND NATURE OF           PERCENT
                   NAME                       TYPE OF STOCK**         BENEFICIAL OWNERSHIP(1)         OF CLASS
                   ----                       ---------------         -----------------------         --------
Glen R. Bomberger                             Common Stock                 255,295 shares               1.25%
Ronald D. Brown                               Common Stock                   1,570 shares                  *
William F. Buehler                            Common Stock                   4,137 shares                  *
Donald M. Heinrich                            Common Stock                 145,885 shares(2)               *
Kathleen J. Hempel                            Common Stock                   3,801 shares                  *
Kenneth W. Krueger                            Common Stock                 129,100 shares(2)               *
Ronald E. Massa                               Common Stock                 192,181 shares(2)               *
Robert J. O'Toole                             Common Stock               1,215,320 shares(2)            5.94%
Dr. Agnar Pytte                               Common Stock                   7,569 shares                  *
W. David Romoser                              Common Stock                 179,641 shares(2)               *
Bruce M. Smith(3)                             Common Stock                   2,649 shares                  *
Mark D. Smith(3)                              Common Stock                     905 shares                  *
All 19 Directors, Nominees and Executive
  Officers as a Group                         Common Stock               2,686,332 shares(2)           13.12%

---------------
*   Represents less than one percent.

** None of the directors, nominees and executive officers have beneficial ownership of Class A Common Stock (see footnote 3 below).

(1) Except as otherwise noted, all securities are held with sole voting and sole dispositive power.

(2) Includes 865,450; 181,075; 123,600; 137,900; 124,500; and 2,112,950 shares of Common Stock subject to options exercisable on or before March 1, 2003, respectively for Messrs. O'Toole, Massa, Krueger, Romoser and Heinrich and for all directors and executive officers as a group. Please refer to the Option Grants and Option Exercise Tables for additional stock option information.

(3) Excludes shares beneficially owned by SICO.

                             EXECUTIVE COMPENSATION

     The SUMMARY COMPENSATION TABLE reflects all compensation awarded to, earned by or paid to each of the Company's five most highly compensated executive officers, including the chief executive officer, during fiscal year 2002, as well as all compensation awarded, earned or paid in the two previous fiscal years.

--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                                       LONG-TERM
ANNUAL COMPENSATION                                                                   COMPENSATION
-------------------------------------------------------------------------------   --------------------
                                                                                         AWARDS
                                                                                  --------------------
                                                                      OTHER       RESTRICTED
                                                                      ANNUAL        STOCK      OPTIONS    ALL OTHER
NAME AND                                                           COMPENSATION     AWARDS     GRANTED   COMPENSATION
PRINCIPAL POSITION                YEAR   SALARY($)(1)   BONUS($)      ($)(2)        ($)(3)     (#)(4)       ($)(5)
------------------                ----   ------------   --------   ------------   ----------   -------   ------------
Robert J. O'Toole                 2002     773,000      735,000       69,392       572,544     105,400      42,144
  Chairman, President and         2001     773,000      235,000       63,308        N/A        181,800      26,572
  Chief Executive Officer         2000     733,000      600,000       89,395        N/A        196,900      62,046

Ronald E. Massa
  Senior Vice President &
  President of A. O. Smith        2002     294,000      255,000       23,261       120,960      26,900     150,960
  Water Products Company,         2001     288,583      210,000       17,713        N/A         46,300      10,237
  a division of the Company       2000     275,583      120,000       20,269        N/A         50,200      56,075

Kenneth W. Krueger                2002     310,000      177,000       22,604       120,960      26,900      23,048
  Senior Vice President &         2001     295,417       51,000       21,994        N/A         46,300      16,458
  Chief Financial Officer         2000     114,433      200,000        2,912        N/A         77,300     139,265

W. David Romoser                  2002     259,000      140,000       23,558        96,768      18,700      13,619
  Vice President, General         2001     259,000       44,000       24,018        N/A         32,200       8,560
  Counsel and Secretary           2000     257,000      115,000       25,342        N/A         34,900      12,629

Donald M. Heinrich
  Senior Vice President &
  President of A. O. Smith        2002     295,000       80,000       20,702       120,960      26,900      20,620
  Electrical Products Company,    2001      N/A           N/A         N/A           N/A          N/A        N/A
  a division of the Company       2000      N/A           N/A         N/A           N/A          N/A        N/A

--------------------------------------------------------------------------------
(1)  Includes amounts earned during 2002 even if deferred.

(2)  Reflects amounts of tax reimbursements in 2002.

(3) In 2002, restricted stock was awarded under the Combined Executive Incentive Compensation Plan as follows: Mr. O'Toole -- 21,300 shares, Mr. Massa -- 4,500 shares, Mr. Krueger -- 4,500 shares, Mr. Romoser -- 3,600 shares and Mr. Heinrich -- 4,500 shares. Dividends on shares of restricted stock granted under the Combined Executive Incentive Compensation Plan are credited to each individual's Supplemental Benefit Plan account. The number of shares of restricted stock held by the officers identified in the table and the market value of such shares as of December 31, 2002, were as follows: Mr. O'Toole -- 21,300 shares ($575,313), Mr. Massa -- 4,500 shares ($121,545), Mr. Krueger -- 4,500 shares ($121,545), Mr. Romoser -- 3,600 shares ($97,236) and Mr. Heinrich -- 4,500 shares ($121,545).

(4)  See footnote (1) in Option Grants Table as to grants in 2002.

(5) All Other Compensation for 2002 includes the amounts of: (a) Company contributions under the Profit Sharing Retirement Plan (a 401(k) plan) and accruals under the Supplemental Benefit Plan for the 401(k) plan, and (b) the amount of premiums paid by the Company for the benefit of such persons for certain split dollar post retirement life insurance policies. The amounts paid in 2002 are as follows: Mr. O'Toole -- (a) $33,912 and (b) $8,232; Mr. Massa -- (a) $12,898, (b) $3,312, and $98,000 relocation fees plus $36,750 home purchase program in connection with his relocation; Mr. Krueger -- (a) $13,600 and (b) $9,448; Mr. Romoser -- (a) $11,363 and (b)
     $2,256; and Mr. Heinrich -- (a) $12,942, (b) $1,702, and $5,976 home purchase program in connection with his relocation.

                              STOCK OPTION GRANTS

     The table below reflects the stock option grants made under the Long-Term Executive Incentive Compensation Plan and the Combined Executive Incentive Compensation Plan to the five named executive officers during 2002.

--------------------------------------------------------------------------------
                              OPTION GRANTS TABLE
--------------------------------------------------------------------------------

                             Option Grants in 2002

                                                                               POTENTIAL REALIZABLE VALUE AT
                                                                                  ASSUMED ANNUAL RATES OF
                                                                                 STOCK PRICE APPRECIATION
                             INDIVIDUAL GRANTS                                      FOR OPTION TERM(2)
----------------------------------------------------------------------------   -----------------------------
                                             % OF
                                             TOTAL
                                            OPTIONS
                               OPTIONS      GRANTED    EXERCISE
                              GRANTED(1)    TO ALL      PRICE     EXPIRATION        5%             10%
            NAME                 (#)       EMPLOYEES    ($/SH)       DATE          ($)             ($)
            ----              ----------   ---------   --------   ----------   ------------   --------------
Robert J. O'Toole              105,400       35.6%     $26.880    10/11/2012   $  1,781,754   $    4,515,315
Ronald E. Massa                 26,900        9.1%     $26.880    10/11/2012   $    454,736   $    1,152,391
Kenneth W. Krueger              26,900        9.1%     $26.880    10/11/2012   $    454,736   $    1,152,391
W. David Romoser                18,700        6.3%     $26.880    10/11/2012   $    316,118   $      801,104
Donald M. Heinrich              26,900        9.1%     $26.880    10/11/2012   $    454,736   $    1,152,391
                               -------       -----                             ------------   --------------
Totals                         204,800       69.1%         N/A       N/A       $  3,462,080   $    8,773,592
                               =======       =====                             ============   ==============
All Stockholders (29,039,923
  shares of Class A Common
  Stock and Common Stock)          N/A         N/A         N/A       N/A       $491,773,672   $1,241,143,077
Named Executive Officers' %
  of Total Outstanding
  Shares                           N/A        .71%         N/A       N/A               .70%             .71%

--------------------------------------------------------------------------------
(1) Options were granted under the Long-Term Executive Incentive Compensation Plan and the Combined Executive Incentive Compensation Plan. The options were granted on 10/11/02 as options to acquire Common Stock and are first exercisable on 10/11/03. All options were granted at the average of market value on the date of grant and have a 10-year term.

(2) The dollar values in these columns represent assumed rates of appreciation only, over the 10-year option term, at the 5% and 10% rates of appreciation set by the Securities and Exchange Commission rules. These amounts are not intended to predict or represent possible future appreciation of the Company's Common Stock value. Actual gains, if any, on stock option exercises and Common Stock holdings depend on future performance of the Company's Common Stock and overall stock market conditions.

                      OPTION EXERCISES AND YEAR-END VALUES

     The table includes information related to options exercised by the five named executive officers during fiscal year 2002 and the number and value of options held at the end of the fiscal year.

--------------------------------------------------------------------------------
                   OPTION EXERCISES AND YEAR-END VALUE TABLE
--------------------------------------------------------------------------------

 Aggregated Option Exercises in Fiscal Year 2002, and December 31, 2002, Option
                                     Values

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                      OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                                   DECEMBER 31, 2002          DECEMBER 31, 2002($)(1)
                             SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
           NAME              ON EXERCISE(#)    REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----              ---------------   -----------    -----------   -------------   -----------   -------------
Robert J. O'Toole                162,300       $2,617,088       865,450        105,400      $8,440,966       $13,702
Ronald E. Massa                        0                0       181,075         26,900      $1,741,569       $ 3,497
Kenneth W. Krueger                     0                0       123,600         26,900      $1,515,600       $ 3,497
W. David Romoser                  15,300       $  126,887       137,900         18,700      $1,344,202       $ 2,431
Donald M. Heinrich                22,650       $  276,371       124,500         26,900      $1,253,865       $ 3,497

--------------------------------------------------------------------------------

(1) Based on the difference between the option exercise price and the closing price on the New York Stock Exchange of $27.01 for the Common Stock on December 31, 2002.

--------------------------------------------------------------------------------
                             PENSION PLAN TABLE(1)
--------------------------------------------------------------------------------

                                        YEARS OF SERVICE(3)
                  ---------------------------------------------------------------
REMUNERATION(2)      10         20         25         30         35         40
---------------   --------   --------   --------   --------   --------   --------
     250,000      $ 41,250   $ 82,500   $103,125   $123,750   $144,375   $165,000
     350,000        57,750    115,500    144,375    173,250    202,125    231,000
     400,000        66,000    132,000    165,000    198,000    231,000    264,000
     500,000        82,500    165,000    206,250    247,500    288,750    330,000
     750,000       123,750    247,500    309,375    371,250    433,125    495,000
   1,000,000       165,000    330,000    412,500    495,000    577,500    660,000
   1,250,000       206,250    412,500    515,625    618,750    721,875    825,000
   1,500,000       247,500    495,000    618,750    742,500    886,250    990,000

--------------------------------------------------------------------------------

(1) The Pension Plan Table shows estimated aggregate annual benefits payable to an executive officer upon retirement under the A. O. Smith Retirement Plan and the A. O. Smith Corporation Executive Supplemental Pension Plan. The A.
    O. Smith Corporation Executive Supplemental Pension Plan is a nonqualified excess benefit and supplemental retirement plan intended to provide benefits that participants would receive under the A. O. Smith Retirement Plan if the
    A. O. Smith Retirement Plan were not subject to certain limitations that the Internal Revenue Code imposes on benefits payable under it and if the A. O. Smith Retirement Plan took into account 100%, rather than 50%, of bonus compensation. The calculations assume retirement at December 31, 2002, at age 65 and the final compensation and years of service set forth in the Table. Benefit amounts were computed on a straight-life annuity basis. Amounts payable to a participant as set forth in the Table are subject to offset in an amount that is based on the value of certain life insurance arrangements in effect for the participant and are not subject to any other offsets.

(2) The compensation covered by the A. O. Smith Retirement Plan and the A. O. Smith Corporation Executive Supplemental Pension Plan is based on the average of the highest five years of annual compensation out of the last ten years prior to retirement. The amount included in the calculation of compensation, as reflected in the Summary

    Compensation Table, is Salary and Bonus; but it does not include Other Annual Compensation, Long-Term Compensation or All Other Compensation amounts.

(3) Messrs. O'Toole, Massa, Krueger, Romoser and Heinrich had 39, 25, 2, 10 and 10 years of service, respectively, at year-end.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The directors who served as members of the Personnel and Compensation Committee during fiscal year 2002 were Ronald D. Brown, William F. Buehler and Bruce M. Smith.

     During 2002, the Company provided SICO consulting services; office space; directors', officers' and group insurance coverage and other miscellaneous services. The Company was reimbursed by SICO in the amount of $70,120 for the Company's costs relating to such services.

               BOARD PERSONNEL AND COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Personnel and Compensation Committee (the "Committee") of the Board of Directors is responsible for discharging the Board's responsibilities relating to compensation of the Company's executives, establishing an executive compensation program, and administering the executive compensation policies and plans of the Company. The Committee also determines the amount of compensation that the Company's chief executive officer and other executive officers receive annually. It reviews the chief executive officer performance, oversees management succession planning, and reviews and makes recommendations to the Board of Directors with respect to the compensation of all directors.

     The Committee consists of three members, each of whom is an outside non-management director of the Company. This report was prepared by the Committee to provide the Company's stockholders with a summary of its executive compensation policies and practices.

     The Committee has two primary objectives relating to the Company's executive compensation program. The first is to recruit and retain high quality executive leadership which is committed to achieving the current and long-term successful and profitable operations of the Company's businesses. The other is to maintain an incentive compensation program which links executive pay to the stockholders' return on their investment in the Company.

     In order to achieve these objectives, the Committee provides an executive compensation program competitive with other comparably sized manufacturing companies. The Committee believes that return on investment currently provides the best measure of performance because it closely correlates the benefits to the stockholders with the financial incentives for the executives. The Committee has established ranges for financial incentives based upon return on investment, with smaller incentive payments for a modest return on investment and larger incentive payments for greater returns.

     The Company's executive compensation program consists of three components: base salary, short-term incentive (bonus) compensation and long-term incentive (stock options and restricted stock) compensation. In determining the executive compensation practices, the Committee compares the Company's executive compensation program with other companies' compensation programs for executives with similar management responsibilities. The companies surveyed include comparable manufacturing businesses. The Committee reviews executive compensation databases and also this year utilized an independent compensation consultant for purposes of evaluating and reviewing the Company's executive compensation program.

     The Committee has designated certain executives, including the chief executive officer ("CEO"), for compensation under the executive compensation program in accordance with the performance criteria and standards described below.

BASE SALARY

     The Committee establishes competitive salary ranges for the executive officers, generally at the median level of the salary ranges in the survey referred to above. In addition, the Committee reviews each executive's performance and accomplishments during the prior year as well as experience and service with the Company in determining the annual base salary level for the executive within the applicable salary range. In 2002, this methodology was followed in establishing base salaries for the executive officers.

SHORT-TERM INCENTIVE COMPENSATION

     Short-term incentive compensation is provided under the shareholder-approved A. O. Smith Combined Executive Incentive Compensation Plan ("Plan"). The Plan, consistent with the Company's philosophy of linking compensation to the Company's return on investment, provides an opportunity for executives to earn a cash bonus, the amount of which is based upon the Company's and/or the operating unit's return on investment. Each year the Committee sets minimum and maximum financial objectives for each of the business units and the corporation. Achievement of these financial objectives by the business or corporate units determines the amount of the Incentive Compensation Fund available for the award of individual executive bonuses.

     Incentive compensation, while predicated on the executive's unit meeting its financial objective, is also based upon achievement of strategic objectives established each year for the executive. In determining the amount of the incentive compensation award to be paid to an individual executive, the Committee considers the executive's scope of responsibility, contributions to profit improvement and attainment of the individual's strategic objectives. Approximately half of the incentive compensation award distributed to the individual executive is based on the return on investment of the executive's business unit and is formula-based between maximum and minimum target achievement. The other half of the award is based upon accomplishment of the executive's strategic objectives, such as development of personnel, planning, maintenance of product leadership, continuous improvement programs and product and process research and development. In 2002, the Committee made incentive compensation awards to the participating executives based on these factors.

     The maximum amount of incentive compensation payable to an executive during any year is 200% of base salary. In order to be eligible for incentive compensation, executives are required to enter into annual contracts (standard Plan contracts required for all Plan participants) which obligate them to remain in the employment of the Company for the year.

LONG-TERM INCENTIVE COMPENSATION

     The Committee utilizes the shareholder-approved A. O. Smith Combined Executive Incentive Compensation Plan ("Plan") in annually making grants of stock options and restricted stock which are awarded to the executives at the market price of the stock on the dates of the respective grants. The size of the grants to the executive are established at a level commensurate with the median level of grants for the executive's position as reported in the aforementioned survey data and a study by an independent compensation consultant. Pursuant to the Plan, executives enter into standard Plan contracts each year which reflect the specific terms of the stock option and the restricted stock grants and terms of forfeiture should the executive leave the employment of the Company.

CEO COMPENSATION

     The Committee, in establishing the 2002 compensation program for the Chief Executive Officer, Robert J. O'Toole, employed the methodology and surveys previously described in this report. In setting Mr. O'Toole's base salary for 2002, the Committee reviewed his accomplishments during the prior year, experience, and service with the Company and determined to position it at the median level of salaries of chief executive officers of comparable manufacturing companies. Mr. O'Toole's bonus compensation for 2002 was directly related to the return on investment earned by the Company and reflected Committee-set minimum and maximum objectives. The maximum amount of bonus compensation payable to Mr. O'Toole is 200% of base salary. The Committee made stock option and restricted stock grants to Mr. O'Toole under the Plan consistent with the methodology utilized in making grants to the other participating executives.

CONCLUDING REMARKS

     The Committee reviewed executive compensation during 2002 and concluded that the stockholders' interests were well served by the executive compensation program. The Committee will continue to monitor and evaluate its executive compensation program and make any adjustments determined to be appropriate. The Committee has and intends to preserve the deductibility of executive compensation paid by the Company in accordance with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.

                       PERSONNEL & COMPENSATION COMMITTEE

                        William F. Buehler, Chairperson
                            Ronald D. Brown, Member
                             Bruce M. Smith, Member

                               PERFORMANCE GRAPH

     The graph below shows a five-year comparison of the cumulative shareholder return on the Company's common stock with the cumulative total return of the S&P Smallcap 600 Index and the S&P 600 Electrical Equipment Index, all of which are published indices.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  FROM DECEMBER 31, 1997 TO DECEMBER 31, 2002

              ASSUMES $100 INVESTED WITH REINVESTMENT OF DIVIDENDS

-----------------------------------------------------------------------------------------------------------------------
                                                                               INDEXED RETURNS
                                                 BASE                            YEARS ENDING
                                                PERIOD     --------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                 COMPANY/INDEX                 12/31/97    12/31/98    12/31/99    12/31/00    12/31/01    12/31/02
-----------------------------------------------------------------------------------------------------------------------
    A O SMITH CORP                              100.00       88.79       80.57       64.70       76.20      107.73
-----------------------------------------------------------------------------------------------------------------------
    S&P SMALLCAP 600 INDEX                      100.00       98.69      110.94      124.02      132.13      112.80
-----------------------------------------------------------------------------------------------------------------------
    S&P 600 ELECTRICAL EQUIPMENT                100.00      101.11      155.77      150.67      124.24       98.51
-----------------------------------------------------------------------------------------------------------------------

                      COMPLIANCE WITH SECTION 16(A) OF THE
                            SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) Forms 3, 4 and 5 which they file.

     Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons during fiscal year 2002, the Company believes that all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were met.

                         REPORT OF THE AUDIT COMMITTEE

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board, to recommend the appointment of the independent auditors, and to report the results of the Committee's activities to the Board. Management has the primary responsibility for the financial statements and reporting process, including the systems of internal control, and Ernst & Young LLP (the independent auditors) is responsible for auditing those financial statements. We have reviewed and discussed with management and the independent auditors the Company's audited financial statements as of and for the year ended December 31, 2002.

     During 2002, the Audit Committee met four times. In addition, the Committee chair and other members of the Committee discussed the interim financial statements contained in SEC Forms 10-Q and in each quarterly earnings announcement with the chief financial officer, controller, and independent auditors prior to filing and public release.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. We have met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence. In addition, we have considered the compatibility of nonaudit services with the auditors' independence. Management is required to obtain our approval before engaging the independent auditors for nonaudit services.

     In reliance on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited financial statements, referred to above, be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission. The Committee selected Ernst & Young LLP, as the Company's independent auditors for fiscal 2003 and approved its fees for audit and audit related services.

                                AUDIT COMMITTEE
                        Kathleen J. Hempel, Chairperson
                       Dr. Agnar Pytte, Committee Member
                        Mark D. Smith, Committee Member

                      APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors of the Company has appointed Ernst & Young LLP, Certified Public Accountants, as the Company's independent auditors for 2003. The Company paid the following fees to Ernst & Young LLP in 2002 and 2001:

     Audit Fees: Fees for the annual audit were $600,900 and $409,900 in 2002 and 2001, respectively. Audit fees consist of fees for the annual audit of the Company's financial statements, reviews of financial statements included in the Company's Form 10-Q filings, statutory audits for certain of the Company's foreign locations and other services performed related to regulatory filings.

     Audit-Related Fees: Audit-related fees were $124,800 and $212,100 in 2002 and 2001, respectively. Audit-related fees are principally fees for acquisition due diligence and certain other accounting consultations.

     Tax Fees: Tax fees were $802,750 and $1,165,000 in 2002 and 2001, respectively, and consisted solely of tax consulting services.

     All Other Fees: None.

     The Audit Committee has considered whether the fees of Ernst & Young LLP for nonaudit services is compatible with maintaining Ernst & Young LLP's independence.

     Although not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate to obtain stockholder ratification of the Audit Committee's action in appointing Ernst & Young LLP as the Company's independent auditors. Should such appointment not be ratified, the Audit Committee of the Board of Directors will reconsider the matter.

                                 OTHER BUSINESS

     Management is not aware of any matters other than those stated above that may be presented for action at the meeting, but should any matter requiring a vote of the stockholders arise, it is intended that proxies solicited will be voted in respect thereof in accordance with the discretion of the person or persons voting the proxies.

                         DATE FOR STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 2004 annual meeting of stockholders must be received by the Company no later than November 4, 2003, to be included in the Company's proxy materials for the 2004 meeting. If a stockholder who otherwise desires to bring a proposal before the 2004 meeting does not notify the Company of its intent to do so on or before January 19, 2004, then the proposal will be untimely, and the proxies will be able to vote on the proposal in their discretion.

March 5, 2003

     EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR VOTE YOUR SHARES VIA THE TELEPHONE OR INTERNET. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                          [AO SMITH CORPORATION LOGO]

                                                                       COMPANY #
                                                                       CONTROL #


THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY TELEPHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK ***EASY*** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on April 4, 2003.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o        Follow the simple instructions the voice provides you.

VOTE BY INTERNET--  http://www.eproxy.com/aos/ -- QUICK ***EASY*** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 4, 2003.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to A. O. SMITH CORPORATION, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.


    IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                            \/ Please detach here \/


                   A. O. SMITH CORPORATION 2003 ANNUAL MEETING
                              PROXY - COMMON STOCK

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

1. Election of directors:  01  William F. Buehler       02  Kathleen J. Hempel    /__/  Vote FOR      /__/  Vote WITHHELD
                                                                                        all nominees        from all nominees
                                                                                        (except as
                                                                                         marked)


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE
THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)                     -------------------------------------


2. Proposal to approve the ratification of Ernst & Young LLP as the independent   /__/ FOR       /__/  AGAINST     /__/ ABSTAIN
   auditors of the corporation:

   DIRECTORS RECOMMEND A VOTE FOR.
                                                                                        Date
                                                                                            ---------------------------------
Address change?  Mark Box    /__/
Indicate changes below:

                                                                                  -------------------------------------------------
                                                                                  Signature(s) in Box
                                                                                  Please sign exactly as your name appears
                                                                                  hereon. When shares are held by joint
                                                                                  tenants, both should sign. When signing
                                                                                  as attorney, executor, administrator,
                                                                                  trustee or guardian, please give full
                                                                                  title as such. If a corporation, please
                                                                                  sign in full corporate name by President
                                                                                  or other authorized officer. If a
                                                                                  partnership, please sign in partnership
                                                                                  name by authorized person.


                             A. O. SMITH CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                              MONDAY, APRIL 7, 2003
                             10:30 A.M. EASTERN TIME

                                  HOTEL DU PONT
                             11TH AND MARKET STREETS
                           WILMINGTON, DELAWARE 19801








                             A. O. SMITH CORPORATION
                              PROXY - COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT J. O'TOOLE, KENNETH W. KRUEGER and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 7, 2003, at 10:30 a.m. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
                           HEREIN BY THE UNDERSIGNED.
    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.





          PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                      See reverse for voting instructions.

                                                                       COMPANY #
                                                                       CONTROL #


THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY TELEPHONE-- TOLL FREE-- 1-800-240-6326-- QUICK ***EASY*** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on April 4, 2003.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o        Follow the simple instructions the voice provides you.

VOTE BY INTERNET-- http://www.eproxy.com/aos/ -- QUICK ***EASY*** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 4, 2003.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to A. O. SMITH CORPORATION, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.


    IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                            \/ Please detach here \/


                   A. O. SMITH CORPORATION 2003 ANNUAL MEETING
                          PROXY - CLASS A COMMON STOCK

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

1.  Election of directors:   01 Ronald D. Brown               03 Bruce M. Smith     /__/  Vote FOR         /__/  Vote WITHHELD
                             02 Robert J. O'Toole             04 Mark D. Smith            all nominees           from all nominees
                                                                                          (except as
                                                                                           marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE
THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)                     --------------------------------


2.  Proposal to approve the ratification of Ernst & Young LLP as the independent   /__/  FOR      /__/  AGAINST     /__/ ABSTAIN
    auditors of the corporation:

    DIRECTORS RECOMMEND A VOTE FOR.
                                                                                        Date
                                                                                             ---------------------------------
Address change?  Mark Box   /__/
Indicate changes below:

                                                                                -------------------------------------------------
                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name appears
                                                                                hereon. When shares are held by joint
                                                                                tenants, both should sign. When signing
                                                                                as attorney, executor, administrator,
                                                                                trustee or guardian, please give full
                                                                                title as such. If a corporation, please
                                                                                sign in full corporate name by President
                                                                                or other authorized officer. If a
                                                                                partnership, please sign in partnership
                                                                                name by authorized person.



                             A. O. SMITH CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                              MONDAY, APRIL 7, 2003
                             10:30 A.M. EASTERN TIME

                                  HOTEL DU PONT
                             11TH AND MARKET STREETS
                           WILMINGTON, DELAWARE 19801










                             A. O. SMITH CORPORATION
                          PROXY - CLASS A COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT J. O'TOOLE, KENNETH W. KRUEGER and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 7, 2003, at 10:30 a.m. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Class A Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
                           HEREIN BY THE UNDERSIGNED.
    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


          PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                      See reverse for voting instructions.

                                                                       COMPANY #
                                                                       CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY TELEPHONE-- TOLL FREE-- 1-800-240-6326-- QUICK ***EASY*** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on April 4, 2003.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o        Follow the simple instructions the voice provides you.

VOTE BY INTERNET--  http://www.eproxy.com/aos/ -- QUICK  ***EASY*** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 4, 2003.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to A. O. SMITH CORPORATION, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.


    IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                            \/ Please detach here \/


                   A. O. SMITH CORPORATION 2003 ANNUAL MEETING
                               VOTING INSTRUCTIONS

Voting Instructions to the Trustee: If no choices are marked below, the Trustee will vote FOR proposals 1 and 2.

1.  Election of directors:  01  William F. Buehler    02  Kathleen J. Hempel       /__/  Vote FOR          /__/  Vote WITHHELD
                                                                                         all nominees            from all nominees
                                                                                         (except as
                                                                                          marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE
THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                                         --------------------------------


2.  Proposal to approve the ratification of Ernst & Young LLP as the independent   /__/  FOR     /__/  AGAINST     /__/ ABSTAIN
    auditors of the corporation:

    DIRECTORS RECOMMEND A VOTE FOR.


                                                                                        Date
                                                                                             ---------------------------------
Address change?  Mark Box    /__/
Indicate changes below:

                                                                                  -------------------------------------------------
                                                                                  Signature(s) in Box
                                                                                  Please sign exactly as your name appears
                                                                                  on this proxy. When signing as attorney,
                                                                                  executor, administrator, trustee or
                                                                                  guardian, please give full title as
                                                                                  such.


                             A. O. SMITH CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                              MONDAY, APRIL 7, 2003
                             10:30 A.M. EASTERN TIME

                                  HOTEL DU PONT
                             11TH AND MARKET STREETS
                           WILMINGTON, DELAWARE 19801










                             A. O. SMITH CORPORATION

         VOTING INSTRUCTIONS TO THE MARSHALL & ILSLEY TRUST COMPANY N.A.
                        TRUSTEE OF THE A. O. SMITH PROFIT
                             SHARING RETIREMENT PLAN

          THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE TRUSTEE

The undersigned hereby directs the Marshall & Ilsley Trust Company N.A., Trustee of the A. O. Smith Profit Sharing Retirement Plan, to vote the shares of A. O. Smith Corporation Common Stock allocated to the undersigned's account in said Trust at the Annual Meeting to be held on April 7, 2003, and all adjournments.

VOTING INSTRUCTIONS TO THE TRUSTEE: IF NO CHOICES ARE MARKED, THE TRUSTEE WILL VOTE FOR PROPOSALS 1 AND 2.

          PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                      See reverse for voting instructions.